SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SHARED MEDICAL SYS

                    GABELLI FOUNDATION
                                 6/30/00           15,000-           73.0000
                    MJG ASSOCIATES, INC.
                                 6/20/00            2,000-           70.2969
                    MARIO J. GABELLI
                                 6/30/00           15,000-           73.0000
                    GABELLI SECURITIES INC.
                                 6/30/00           30,000-           73.0000
                                 6/27/00           20,000            72.9792
                                 6/22/00           10,000            72.8750
                    GABELLI PERFORMANCE PARTNERSHIP, L.P.
                                 6/30/00           16,500-           73.0000
                    GABELLI MULTI MEDIA PARTNERS
                                 6/30/00            4,500-           73.0000
                    GABELLI INTERNATIONAL II LTD
                                 6/30/00           26,000-           73.0000
                    GABELLI INTERNATIONAL LTD
                                 6/30/00            6,000-           73.0000
                    GABELLI ASSET MANAGEMENT INC.
                                 6/30/00          140,000-           73.0000
                                 6/27/00           40,000            72.9792
                    GAMCO ERROR ACCOUNT
                                 6/20/00            1,000-           70.6563
                    GAMCO INVESTORS, INC.
                                 6/30/00          481,200-           73.0000
                                 6/29/00           56,000-           73.0000
                                 6/29/00           28,000            73.0000
                                 6/28/00           10,000-           72.8263
                                 6/23/00            3,000            72.8750
                                 6/22/00           20,000            72.8750
                                 6/20/00            3,000-           70.7500
                                 6/20/00           15,000-           70.8750
                                 6/19/00            1,000            68.7500
                                 6/19/00            3,000            69.6167
                                 6/16/00            5,000-           69.8750
                                 6/16/00            2,000            69.9969
                                 6/16/00            5,000            69.8750
                                 6/16/00            5,000-           69.8750
                                 6/15/00            2,000            69.9375
                                 6/13/00            3,000            70.4375
                                 6/13/00            1,500            70.2500
                                 6/12/00              145              *DI
                                 6/12/00            1,500            70.0625








                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SHARED MEDICAL SYS

                    GABELLI ASSOCIATES LTD
                                 6/30/00          128,500-           73.0000
                    GABELLI FUND, LDC
                                 6/30/00            2,000-           73.0000
                    GABELLI ASSOCIATES FUND
                                 6/30/00          112,000-           73.0000
                    GABELLI GROUP CAPITAL PARTNERS
                                 6/30/00           60,000-           73.0000
                                 6/27/00           15,000            72.9792
                    GABELLI & COMPANY, INC.
                                 6/30/00           10,000-           73.0000
                    GABELLI&CO PROFIT SHARING PLAN
                                 6/30/00           15,000-           73.0000
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 6/21/00           20,000-           73.0000
                                 6/19/00           25,000            68.6500
                                 6/13/00            5,000            69.9975
                                 6/13/00            5,000            70.4350
                         GABELLI VALUE FUND
                                 6/30/00          160,000-           73.0000
                         GABELLI EQUITY TRUST
                                 6/30/00          140,000-           73.0000
                                 6/22/00           35,500            72.9250
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 6/30/00           50,000-           73.0000
                         GABELLI ASSET FUND
                                 6/30/00          300,000-           73.0000
                                 6/26/00           50,000            72.9750
                                 6/22/00           60,000            72.9250
                         GABELLI CAPITAL ASSET FUND
                                 6/30/00           42,000-           73.0000
                                 6/20/00            3,000-           69.4477
                         GABELLI ABC FUND
                                 6/30/00          105,800-           73.0000
                                 6/29/00            5,800            72.9250














                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SHARED MEDICAL SYS

                         GABELLI ABC FUND
                                 6/27/00           15,000            72.9875
                    ALCE PARTNERS
                                 6/30/00            8,500-           73.0000




















          (1) THE TRANSACTIONS ON 6/30/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.



          (2) PRICE EXCLUDES COMMISSION.